UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 7, 2017

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS	4
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS	5
SIGNATURE	6

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e) On June 7, 2017, the stockholders of Dick’s Sporting Goods, Inc. (the “Company”) approved the Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan (as Amended and Restated) (the “Amended Plan”). The Amended Plan previously had been approved by the Company’s Board of Directors (the “Board”) on March 14, 2017, subject to stockholder approval at the Annual Meeting of Stockholders held on June 7, 2017 (the “2017 Annual Meeting”). The Amended Plan provides for the grant of cash and equity-based compensation to the Company’s officers, other employees, non-employee directors and consultants.  The Amended Plan may be administered by the Board or the Compensation Committee of the Board (the “Compensation Committee”) or any subcommittee or other committee appointed by the Board or the Compensation Committee to administer and grant awards under the Amended Plan (the “Administrator”). The Board has delegated authority to administer the Amended Plan to the Compensation Committee.
The following awards may be granted under the Amended Plan: options, which may consist of incentive stock options or non-qualified stock options; stock appreciation rights (“SARs”); performance share awards; performance unit awards; restricted stock awards; restricted unit awards; stock unit awards; incentive bonus awards; and other stock-based awards. Subject to the adjustment provisions of the Amended Plan, the total number of shares authorized for issuance under the Amended Plan is 5,000,000 and no participant may be granted under the Amended Plan: (i) stock options or SARs for more than 3,000,000 shares in any one fiscal year of the Company; (ii) performance share awards (payable in cash or shares) intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code for more than 2,000,000 shares (based on a maximum award level on the date of grant) in any one fiscal year of the Company; (iii) performance unit awards (payable in cash) intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code for more than $15,000,000 (based on a maximum award level on the date of grant) in any one fiscal year of the Company; (iv) aggregate awards granted to a non-employee director of more than $500,000 in any one fiscal year of the Company; or (v) incentive cash bonus awards that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code for more than $15,000,000, in the aggregate, in any one fiscal year of the Company. The maximum aggregate number of incentive stock options that may be issued under the Amended Plan is 10,000,000.
In the case of performance awards that are intended to satisfy the requirements for “performance-based compensation” under Section 162(m), the Administrator will establish and approve, among other matters, the performance criteria applicable to awards from the following: cash flow (including, without limitation, net cash flow, free cash flow, cash flow return on investment, operating cash flow and cash flow per share); earnings or earnings per share (including, without limitation, net earnings, retained earnings, earnings from operations, pre- or after-tax earnings, earnings before taxes, earnings before interest and taxes, and earnings before interest, taxes, depreciation, and amortization or other variations thereof); measures of valuation (including, without limitation, stock price, market capitalization, book value, book value per share, and enterprise value); shareholder return, revenue (including, without limitation, gross revenue or net revenue); income or net income (including, without limitation, operating income, net operating income, adjusted net income, and pre- or after-tax income); gross or net profit (including, without limitation, operating profit, net operating profit, economic profit and pre- or after-tax profit); margin (including measurements such as mark-ups, mark-downs, and mix, and whether based on profit, operations, sales or other determining criteria); return (including, without limitation, operating revenue, capital employed, inventory, invested capital, investment, equity, assets or net assets); market share (including, without limitation, market penetration and geographic expansion); sales (including, without limitation, gross sales, net sales, unit sales, sales per square foot, sales per employee, comparable sales and comparable store sales); inventory-related metrics (including, without limitation, inventory turn, shrink, backlog and obsolescence); transaction-related metrics (including, without limitation, average sale per transaction, conversion measures, average unit retail, and units per transaction); employee-related metrics (including, without limitation, staffing, training, development, diversity, retention and attrition metrics); productivity; customer-related criteria (including, without limitation, service level, acquisition, loyalty program, satisfaction, retention, conversion, customer lists, and traffic metrics); successful completion of Company-specific tasks (including, without limitation, project implementations, project milestones, product development, new concept development, new store openings, store closings, acquisitions, divestitures, synergies, successful conversions and integrations); expenses (including, without limitation, selling, general, and administrative and other operating expenses); cost of goods sold; operating ratio; dividends; balance sheet measurements (including, but not limited to, cash, working capital, and debt); cash return on assets; credit rating; and economic value added.
The Amended Plan will continue in effect for a term of 10 years from the date of stockholder approval (or until June 7, 2027).
The above description of the Amended Plan is qualified in its entirety by the text of the Amended Plan, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)  The Company held its 2017 Annual Meeting on June 7, 2017.

(b)  Five proposals were submitted by the Board to a vote of stockholders, and the final results of the voting on each proposal are noted below. The Company's stockholders elected each of the Board's three nominees for Class C Director for terms that expire in 2020, or until their successors are duly elected and qualified as Class C Directors; ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2017; approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement filed with the Securities and Exchange Commission on April 28, 2017; recommended, on a non-binding advisory basis, that future non-binding advisory votes on the compensation of the Company’s named executive officers be held every year; and approved the Amended Plan.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Edward W. Stack	312,967,170	2,531,142	6,784,897
Jacqualyn A. Fouse	314,498,493	999,819	6,784,897
Lawrence J. Schorr	306,743,051	8,755,261	6,784,897

Proposal No. 2- Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
321,395,373	780,775	107,061	—

Proposal No. 3- Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
310,521,876	4,794,677	181,759	6,784,897

Proposal No. 4 - Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Named Executive Officers

One Year	Two Years	Three Years	Abstain
307,501,463	76,169	7,760,966	159,714

Proposal No. 5 - Approval of the Dick’s Sporting Goods 2012 Stock and Incentive Plan (As Amended and Restated)

For	Against	Abstain	Broker Non-Vote
294,509,187	20,794,576	194,549	6,784,897

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan (As Amended and Restated) (filed herewith)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 8, 2017	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan (As Amended and Restated) (filed herewith)

7